UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2019

LEGACY ACQUISITION, CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1308 Race Street Suite 200
Cincinnati, Ohio 45202
(Address of principal executive offices, including zip code)

(505) 820-0412
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange

Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange

Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01         Entry into a Share Exchange Agreement.

Share Exchange Agreement

On August 23, 2019, Legacy Acquisition Corp., a Delaware corporation (“Legacy” or “Purchaser”), entered into a Share Exchange Agreement (the “Agreement”) with Blue Valor Limited, a company incorporated in Hong Kong and an indirect, wholly-owned subsidiary of Blue Focus Intelligent Communications Group (the “Seller”). Pursuant to the Agreement, Legacy will purchase all of the issued and outstanding shares of a to be formed wholly-owned holding company organized in the Cayman Islands that at closing will hold the Blue Impact group business, a digital-first, global advertising and marketing services group (the “Blue Impact business”). The transactions contemplated by the Agreement are referred to as the “Business Combination.” Upon the consummation of the Business Combination, Legacy will change its name to Blue Impact Inc. and its shares of common stock are expected to trade on the New York Stock Exchange.

The Blue Impact business consists of (i) Vision 7 International Inc., a Canadian company, the wholly-owned subsidiaries of which include The Camps Collective, Citizen Relations (including The Colony Project), Cossette Communications, Eleven LLC, Gene Global, K72, The Narrative Group, and Vision7 Media (including Cossette Media, Impact Research and Jungle & Magnet); (ii) We Are Very Social Limited, a limited company domiciled and incorporated in England and Wales, a wholly-owned subsidiary of which is Indigo Social, LLC, a Delaware limited liability company; (iii) Metta Communications Limited, a private company limited by shares registered in Hong Kong; (iv) Madhouse Inc., a Cayman Islands exempted company (“Madhouse”) (subject to the Purchaser’s payment for a minority interests in Madhouse as provided herein); and (v) Fuse Project, LLC, a Delaware limited liability company.

Consideration

Closing Share Consideration. Pursuant to the Agreement, at the closing, the Seller will receive 30 million shares of Class A common stock of Legacy, subject to adjustment as set forth below (the “Closing Shares”), and Legacy expects to (a) assume $40 million of net debt related to the Blue Impact business, (b) assume $48 million of deferred acquisition purchase price obligations, and (c) pay $90 million to purchase or redeem certain minority interests of Madhouse. At the close of business on Thursday, August 22, the day before the signing and announcement of the Agreement, the closing price of Legacy’s shares of Class A common stock was $10.17 per share.

The Closing Shares will be subject to adjustment following closing based on the extent to which, as of the closing date, (a) the net debt of the Blue Impact business, (b) the deferred acquisition purchase price obligations for the Blue Impact business (excluding Madhouse) and (c) the amount of the purchase price for the minority interests of Madhouse, are each finally determined to be greater or less than the targets for such amounts specified in the Agreement. The determinations as of the closing date of the foregoing amounts will be mutually agreed to by the Seller and a committee of independent directors of the Purchaser with any disagreements being resolved by a nationally recognized independent public accounting firm jointly selected by the Seller and the Purchaser.

Earn-out for Madhouse. Up to $222 million may be payable after the 2022 audit is complete in the form of an incentive-based earn-out tied to average profit growth of the Madhouse business over the three-year period ending December 31, 2022. The earn-out will be payable at Legacy’s option in cash, stock or a combination thereof if Legacy’s common stock share price at the time of payment is greater than $10 per share. If not, then dependent upon Legacy’s then-available cash, the earn-out will be payable in cash or subordinated notes. Seller has partially and irrevocably assigned a portion of any earn-out payment to fund a long-term incentive plan to be established for the benefit of designated individuals employed or associated with the group company business.

Representations, Warranties and Covenants

The parties to the Agreement have made customary representations, warranties and covenants in the Agreement, including, among others, covenants for the preparation of the Blue Impact business’ audited and interim financial statements, which will be presented in Legacy’s proxy statement relating to the Business Combination to be filed with the SEC, and the completion of the Business Combination. Legacy and Seller have each agreed to use commercially reasonable efforts to cause the Business Combination to be consummated.

Conditions to Closing

The closing of the Business Combination is subject to certain conditions, including, among others, (i) approval by Legacy’s stockholders of the Agreement, the Business Combination and certain other actions related thereto, (ii) the completion of the reorganization of the Blue Impact business, (iii) delivery by Legacy to the Seller of evidence that Legacy has at least US$5,000,001 of net tangible assets at closing and the funds contained in Legacy’s trust account equal at least US$120,000,000, in each case, following any redemptions of shares by Legacy’s stockholders in connection with the Business Combination, (iv) the Blue Impact business shall have a minimum of US$10,000,000 in cash, (v) the minority interest in Madhouse shall have been redeemed, (vi) the Seller’s delivery to Legacy of certain audited financial statements of the Blue Impact business, (vii) the execution of a China commercial collaboration and shared services agreement, an amended and restated registration rights agreement, an investor rights agreement (containing certain voting rights, lock-up provisions, drag-along rights and rights of first offer in favor of the Seller), and a redemption side letter, in each case, in the forms attached to the Agreement, (viii) the Purchaser shall have adopted an equity incentive plan for an amount of Purchaser common stock representing 7.5% of the shares of capital stock of the Purchaser on the closing date reserved for issuance under the equity incentive plan, (ix) the execution of an employment agreement with Legacy by the chief executive officer of Vision 7, who will become the chief executive officer of the combined business following the closing of the Business Combination, (x) certain amendments being made to the Purchaser’s certificate of incorporation and bylaws, and (xi) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Indemnification

From and after the closing date, the Seller will indemnify and hold harmless Legacy and its controlled subsidiaries (which, following the closing, will include the subsidiaries of the Blue Impact business) and their respective executives, managers, employees, agents and other personnel or representatives (collectively, the “Indemnified Parties”) against and in respect of any and all losses, interest, penalties, costs, expenses, actions, liabilities, taxes, judgments, deficiencies or damages suffered, incurred or sustained by, or imposed upon the Indemnified Party to the extent arising in whole or in part out of or as a result of or in connection with (whether or not involving a third party claim): (a) in the failure of any representation or warranty of the Seller contained in the Agreement to be true and correct as of the date of the Agreement or as of the closing date; (b) any breach of any covenant, agreement or undertaking made by the Seller or, with respect to any periods prior to the Closing Date, any company in the Blue Impact business, in the Agreement or any related agreements; (c) any amounts owing to the Purchaser pursuant to the post-closing adjustments to the consideration for the Business Combination pursuant to Section 2.8 of the Agreement; (d) any pre-closing indebtedness of the Blue Impact business other than the assumed indebtedness; (e) the special tax indemnity (relating to the pre-closing operations of Madhouse) (the “Special Tax Indemnity”); or (f) the reorganization tax indemnity (for taxes incurred in connection with the reorganization) (the “Reorganization Tax Indemnity”).

Other than claims based on fraud and claims relating to the Reorganization Tax Indemnity and the Special Tax Indemnity, Seller’s liability for indemnification claims will be limited to $50,000,000 and subject to a deductible of $3,000,000. The Seller may resolve any amounts owing to Legacy through either cash payments, or, in the event that an Earnout Payment (as described above) is earned, a combination of cash, Legacy’s common stock or the reduction of any subordinated note due to the Seller as an earn-out payment. Seller’s liability for claims arising under the Reorganization Tax Indemnity is limited to $5,000,000, subject to a deductible of $500,000.

Purchaser may make claims arising from breaches of the Sellers’ representations and warranties for a period of 3 years following the closing date, breaches of the Seller’s covenants for so long as those covenants must be performed, under the Special Tax Indemnity until the 10th anniversary of the closing date and under the Reorganization Tax Indemnity for the period beginning on the 3rd anniversary of the closing date and ending on the 5th anniversary of the closing date.

The Seller has covenanted to keep the Closing Shares available as a potential source of payment of its indemnification obligations for the period for which the indemnification obligations survive the closing.

Termination

The Agreement may be terminated by Legacy and Seller under certain circumstances, including, among others, (i) by mutual written consent of Legacy and Seller, (ii) by Legacy or Seller if any permanent injunction or other permanent judgment issued by any court of competent jurisdiction preventing the consummation of the transactions contemplated by the Agreement is in effect, (iii) by Legacy or Seller if the closing has not occurred by 5:00 p.m., Eastern time, on May 20, 2020; (iv) by Legacy or Seller if Legacy’s stockholders do not approve the Agreement, (v) by Legacy or Seller if the other party breaches or fails to perform in any material respect any of its representations, warranties, covenants or other agreements contained in the Agreement (each subject to a 30 day cure period), (vi) by Legacy if the Seller is unable to deliver certain historical financial statements of the Blue Impact business by October 15, 2019, or the audited financial statements of the Blue Impact business as of September 30, 2019 and September 30, 2018 by December 15, 2019.

The foregoing description of the Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Legacy, Seller or any other party to the Agreement. In particular, the representations, warranties, covenants and agreements contained in the Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Legacy’s public disclosures.

Item 3.02         Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the issuance of Legacy’s common stock pursuant to the Agreement is incorporated by reference herein. The common stock issuable in connection with the transactions contemplated by the Business Combination will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Important Information About the Business Combination and the Extension and Where to Find It

In connection with the proposed Business Combination, Legacy intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. In addition, Legacy has filed a preliminary proxy statement and intends to file a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of time in which Legacy must complete the Business Combination or liquidate the trust account that holds the proceeds of Legacy’s initial public offering (the “Extension”). Legacy will mail the definitive proxy statement relating to the Extension to its stockholders of record as of September 6, 2019. Legacy’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection the Extension and the Business Combination, as these materials will contain important information about the Extension, Legacy and the Business Combination. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of Legacy as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the Business Combination and the Extension. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in Legacy’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination and the Extension when available.

The Seller, Blue Focus Intelligent Communications Group, and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and Seller’s businesses’ actual results may differ from their expectations, estimates and projections, and consequently you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “predict,” “potential,” “continue,” “subject to,” “subsequent,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the anticipated portfolio of assets and agencies to comprise the Blue Impact business, Legacy’s anticipated name following the closing of the Business Combination, the expectation that shares of the post-acquisition company will trade on the New York Stock Exchange following closing, the anticipated consideration for the Business Combination, including the value of the earn-out for Madhouse, and the satisfaction of the closing conditions to the Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement, (2) the representations and warranties of the parties to the Agreement may prove to be inaccurate, (3) the outcome of any legal proceedings that may be instituted against Legacy and other parties to the Business Combination following the announcement of the Agreement and the transactions contemplated therein; (4) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the Agreement; (5) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (7) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the Business Combination; (8) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (9) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (10) costs related to the Business Combination; (11) changes in applicable laws or regulations; (12) the possibility that the Blue Impact business or the combined company may be adversely affected by other economic business, and/or competitive factors; (13) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the Business Combination and the Extension; (14) the risk that current trends in digital media and marketing decelerate or do not continue; (15) the potential delay in completing the ongoing audit of the Blue Impact’s 2017 and 2018 financial statements and the potential for audit and other related adjustments to the financial results for such periods; (16) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; and (17) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Share Exchange Agreement, dated as of August 23, 2019, by and between Legacy and Blue Valor Limited.*

*	Legacy has omitted schedules and similar attachments to the Share Exchange Agreement pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

Dated: August 27, 2019	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

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